Exhibit 99.1

CBRE Group, Inc. Investor Presentation March 2013

Forward – Looking Statements This presentation contains statements that are forward looking within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future growth momentum, operations, financial performance, and business outlook. These statements should be considered as estimates only and actual results may ultimately differ from these estimates. Except to the extent required by applicable securities laws, we undertake no obligation to update or publicly revise any of the forward-looking statements that you may hear today. Please refer to our fourth quarter earnings report filed on Form 8-K and our current annual report filed on Form 10-K, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates that you may hear today. We may make certain statements during the course of this presentation, which include references to “non-GAAP financial measures,” as defined by SEC regulations. As required by these regulations, we have provided reconciliations of these measures to what we believe are the most directly comparable GAAP measures, which are attached hereto within the appendix.

The Global Market Leader GLOBAL LEADERSHIP WITH BROAD CAPABILITIES #1 leasing #1 investment sales #1 outsourcing #1 appraisal and valuation #1 commercial mortgage brokerage #1 commercial real estate investment manager SCALE AND DIVERSITY 400+ offices in over 60 countries1 Serves approximately 80% of the Fortune 100 $159.0 billion of transaction activity in 2011 3.0 billion square feet of property and corporate facilities managed2 $92.0 billion of real estate investment assets under management2 $6.3 billion of development projects in process/pipeline2 LEADING GLOBAL BRAND S&P 500 Only commercial real estate services company in the S&P 500 FORTUNE Only commercial real estate services company in the Fortune 500 The Lipsey Company #1 brand for 12 consecutive years IAOP #1 real estate outsourcing firm Newsweek #1 real estate company in “green” rankings Wall Street Journal best brand reputation in subscriber survey Euromoney global real estate advisor of the year Includes affiliate offices as of December 31, 2012. As of December 31, 2012.

Our Vision Be the preeminent, vertically integrated global commercial real estate services and investment firm serving our clients with market-leading collaboration.

Our Key Strengths Market-leading professionals across business lines and geographies A loyal and diverse client base Most highly regarded, recognized brand in the industry Unmatched service line and geographic footprint Ability and willingness to invest in our business

Our Client Service Model Provide a complete suite of premier services to property investors and occupiers across the globe.

Diversification 2012 revenue of $6.5 billion includes $5.7 million of revenue related to discontinued operations. 2012 REVENUE1 BY CLIENT TYPE 2012 REVENUE1 BY GEOGRAPHY

Revenue Diversification Contractual revenue includes: Property & Facilities Management (14% in 2006 and 34% in 2012), Appraisal & Valuation (7% in 2006 and 6% 2012), Investment Management (6% in 2006 and 7% in 2012), Development Services (1% in both 2006 and 2012) and Other (1% in 2006 and 2% in 2012). Non-contractual revenue includes: Sales (31% in 2006 and 16% in 2012), Leasing (37% in 2006 and 29% in 2012) and Commercial Mortgage Brokerage (3% in 2006 and 5% in 2012). Reflects Trammell Crow Company’s revenue contributions beginning on December 20, 2006. 2012 revenue of $6.5 billion includes $5.7 million of revenue related to discontinued operations. Contractual revenues1 represented 50% of 2012 revenue, up from 29% in 2006 2006 REVENUE2 2012 REVENUE3

FULL YEAR 2012 Revenue Breakdown Includes revenue from discontinued operations of $5.7 million and $6.7 million for the twelve months ended December 31, 2012 and 2011, respectively. Contains recurring revenue aggregating approximately 59% of total revenue for the twelve months ended December 31, 2012. Twelve months ended December 31, % Change ($ in Millions) 20121 20111 USD Local Currency Leasing2 1,911.4 1,909.0 - 1 Property & Facilities Management2 2,244.5 2,038.4 10 12 Sales 1,058.2 954.6 11 13 Appraisal & Valuation 384.5 365.4 5 7 Investment Management2 452.3 251.9 80 85 Commercial Mortgage Brokerage2 300.0 228.6 31 31 Development Services 74.7 65.4 14 14 Other 94.2 98.8 -5 -4 Total 6,519.8 5,912.1 10 12

Outsourcing Represents combined data for CBRE and Trammell Crow Company; does not include joint ventures and affiliates. Revenue includes property management, facilities management and project management fees. Does not include transaction revenue associated with outsourcing activities. Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. CAGR = 12% (SF in Billions) Total potential available market for GCS is estimated to be $50 to $60 billion. GLOBAL SQUARE FEET MANAGED1 PERCENT OF 2012 TOTAL REVENUE2 TRANSACTION MANAGEMENT PROJECT MANAGEMENT PROPERTY/FACILITIES MANAGEMENT CONSULTING Asset Services (landlords/owners) and Global Corporate Services (GCS) (occupiers/tenants) CAGR = 22% 3 ($ in Millions) PROPERTY & FACILITIES MANAGEMENT REVENUE2

Leasing Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2011. Does not include affiliate offices. Approximately 3,7002 leasing professionals worldwide Tailored service delivery by property type and industry/market specialization $66.5 billion global lease transactions in 2011 Soft leasing market conditions prevailed in 2012, reflecting occupier caution in a sub-par economic recovery. Activity improved modestly in the U.S. and parts of Asia Pacific, but remained weak throughout most of Europe. KEY FACTS GLOBAL LEASING REVENUE PERCENT OF 2012 TOTAL REVENUE 1 ($ in Millions)

Office Leasing Market Outlook forecast Office TW Rent Index; % change versus a year ago Office Vacancy rate; % U.S. OFFICE RENT FORECAST & VACANCY

Sales Includes Trammell Crow Company’s revenue for the period from December 20, 2006 through December 31, 2006. As of December 31, 2011. Does not include affiliate offices. Approximately 1,8002 investment sales specialists worldwide Specialization across all major property types $92.5 billion global sales in 2011 Global investment markets improved in 2012, fueled by a strong fourth quarter. Activity at year-end was particularly robust in the U.S. and U.K., which remain favored destinations for investment capital and where debt financing is generally available. KEY FACTS GLOBAL SALES REVENUE PERCENT OF 2012 TOTAL REVENUE 1 ($ in Millions)

Global Sales Transaction Volume Source: CBRE Research (EMEA and Asia Pacific), RCA (Americas); Data excludes Development sites. Updated for Q4 2012.

Global Investment Management CAGR =25% 2012 pro-forma normalized EBITDA margin of 30% CBRE Strategic Partners (SP) US Value 6 fund closed with $1.1 billion of equity commitments, exceeding expectations $92.0 billion in assets under management; 2012 impacted by a large disposition in Q2 $211.5 million of co-investments As of December 31 for each year presented. As of December 31, 2012. ($ in Billions) HIGHLIGHTS 2 ASSETS UNDER MANAGEMENT 1 PERCENT OF 2012 TOTAL REVENUE

Global Investment Management Programs As of December 31, 2012. Assets under management (AUM) refers to the fair market value of real estate-related assets with respect to which CBRE Global Investors provides, on a global basis, oversight, investment management services and other advice, and which generally consist of properties and real estate-related loans; securities portfolios; and investments in operating companies, joint ventures and in private real estate funds under its fund of funds program. This AUM is intended principally to reflect the extent of CBRE Global Investors' presence in the global real estate market, and its calculation of AUM may differ from the calculations of other asset managers. Management fees Transaction fees Incentive fees Management fees Transaction fees LP profits Carried interest Management fees Incentive fees Management fees Incentive fees ASSETS UNDER MANAGEMENT1,2 ($ IN BILLIONS) & TYPICAL FEE STRUCTURE

Development Services: Trammell Crow Company As of December 31 for each year presented. In Process figures include Long-Term Operating Assets (LTOA) of $1.2 billion for 4Q 12, $1.5 billion for 4Q 11, $1.6 billion for 4Q 10, $1.4 billion for 4Q 09 and $0.4 billion for both 4Q 08 and 4Q 07. LTOA are projects that have achieved a stabilized level of occupancy or have been held 18-24 months following shell completion or acquisition. As of December 31, 2012. $6.3 billion in process/pipeline $70.5 million of co-investments $16.1 million in recourse debt to CBRE and repayment guarantees 2 ($ in Billions) KEY FACTS3 PROJECTS IN PROCESS/PIPELINE1 PERCENT OF 2012 TOTAL REVENUE

Historical Performance

REVENUE[1]



($ in Millions)
1992 – 2012 CAGR = 16%
Average Annual Organic Growth of 9%
360 392 429 469 583 759 1,187 1,403 1,518 1,362 1,362 1,810 2,647 3,194 4,032 6,036 5,130 4,166 5,119 5,912 6,520
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Organic Revenue
Revenue From Acquisitions

NORMALIZED EBITDA AND MARGIN[5]



($ in Millions)
1992 – 2012 CAGR = 21%
5.6% 6.6% 7.9% 8.9% 10.6% 11.9% 10.7% 8.4% 9.9% 8.4% 9.6% 10.1% 11.3% 14.4% 16.2% 16.1% 11.7% 10.9% 13.3% 13.6% 14.1%
20 26 34 42 62 90 127 117 151 115 131 183 300 461 653 970 601 454 681 803 918
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Normalized EBITDA
Normalized EBITDA Margin

1. No reimbursements are included for the period 1992 through 1996, as amounts were immaterial. Reimbursements for 1997 through 2001 have been estimated. For 2002 and forward, reimbursements are included.
2. Includes Insignia activity for the period July 23, 2003 through December 31, 2003.
3. Includes Trammell Crow Company activity for the period December 20, 2006 through December 31, 2006.
4. Includes revenue from discontinued operations, which totaled $2.1 million for the year ended December 31, 2007, $1.3 million for the year ended December 31, 2008, $3.9 million for the year ended December 31, 2010 , $6.7 million for the year ended December 31, 2011 and $5.7 million for the year ended December 31, 2012.
5. Normalized EBITDA excludes merger-related and other non-recurring costs, integration and other costs related to acquisitions, cost containment expenses, one-time IPO-related compensation expense, gains/losses on trading securities acquired in the Trammell Crow Company acquisition and the write-down of impaired assets.
6. Includes EBITDA related to discontinued operations of $6.5 million for the year ended December 31, 2007, $16.9 million for the year ended December 31, 2008, $16.4 million for the year ended December 31, 2010, $14.1 million for the year ended December 31, 2011 and $5.6 million for the year ended December 31, 2012.
7. Includes activity from CRES, ING REIM Asia and ING REIM Europe beginning July 1, October 3 and October 31, 2011, respectively.

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Mandatory Amortization and Maturity Schedule ($ in Millions) $700.0 million revolver facility matures in May 2015. As of December 31, 2012, the outstanding revolver balance was $73.0 million. As of December 31, 2012 1 Global Cash Revolver Available 1 , 607 71 76 373 424 458 378 370 350 - 250 . 0 500 . 0 750 . 0 1 , 000 . 0 1 , 250 . 0 1 , 500 . 0 1 , 750 . 0 Q 4 2012 2013 2014 2015 2016 2017 2018 2019 2020 Term Loan A Term Loan A - 1 Term Loan B Term Loan C Term Loan D Sr. Subordinated Notes Sr. Unsecured Notes Revolver Current Liquidity

Capitalization Excludes $94.6 million and $208.1 million of cash in consolidated funds and other entities not available for Company use at December 31, 2012 and December 31, 2011, respectively. Net of original issue discount of $9.5 million and $11.0 million at December 31, 2012 and December 31, 2011, respectively. Represents notes payable on real estate in Development Services that are recourse to the Company. Excludes non-recourse notes payable on real estate of $312.1 million and $359.3 million at December 31, 2012 and December 31, 2011, respectively. Excludes $1,026.4 million and $713.4 million of aggregate warehouse facilities at December 31, 2012 and December 31, 2011, respectively. ($ in Millions) 12/31/2012 12/31/2011 Variance Cash 1 994.7 885.1 109.6 Revolving credit facility 73.0 44.8 28.2 Senior secured term loan A 271.3 306.2 (34.9) Senior secured term loan A-1 275.2 285.1 (9.9) Senior secured term loan B 293.2 296.3 (3.1) Senior secured term loan C 394.0 398.0 (4.0) Senior secured term loan D 394.0 398.0 (4.0) Senior subordinated notes 2 440.5 439.0 1.5 Senior unsecured notes 350.0 350.0 - Notes payable on real estate 3 13.9 13.6 0.3 Other debt 4 9.4 0.1 9.3 Total debt 2,514.5 2,531.1 (16.6) Stockholders' equity 1,539.2 1,151.5 387.7 Total capitalization 4,053.7 3,682.6 371.1 Total net debt 1,519.8 1,646.0 (126.2) As of

Business Outlook We expect 2013 to be the fourth year in a slow commercial real estate recovery Overall revenue is expected to grow in the mid to high single digits Leasing revenue expected to strengthen modestly in the second half Investment sales revenue should increase in line with improving fundamentals Outsourcing growth is expected to be in the low double digits We believe growth will again be paced by the Americas, with Asia Pacific rebounding and EMEA challenged by a weak macro environment Assuming the recovery continues as described, we expect some moderate expansion of our industry-leading margins while modestly increasing our platform investments to bolster long-term, profitable growth EPS is expected to be in a range of $1.40 to $1.45 implying a growth rate of approximately 15% to 20% 2013 EXPECTATIONS

Appendix

 Reconciliation of Global Investment Management Pro-forma Normalized EBITDA Includes depreciation and amortization related discontinued operations of $0.3 million. Includes interest expense related to discontinued operations of $0.2 million. Includes EBITDA related to discontinued operations of $0.5 million. Calculation includes EBITDA and revenue from discontinued operations. Year Ended ($ in millions) December 31, 2012 Net loss attributable to CBRE Global Investment Management $ (14.9) Add: Depreciation and Amortization 1 51.6 Interest Expense 2 44.8 Royalty and management service expense 4.2 Provisiton for income taxes 11.8 Less: Interest Income 1.1 EBITDA 3 96.4 Add Back: Integration and other costs related to acquisitions 39.2 Normalized EBITDA 3 135.6 Net accrual of incentive compensation expense related to carried interest revenue not yet recognized 8.3 Pro-forma Normalized EBITDA 3 $ 143.9 Pro-forma Normalized EBITDA Margin 4 30%

Reconciliation of Normalized EBITDA to EBITDA to Net Income (Loss)

($ in millions)	Year Ended December 31, 2012	2011	2010	2009	2008
Normalized EBITDA[1]	$ 918.4	$ 802.6	$ 681.3	$ 453.9	$ 601.2
Less:					
Integration and other costs related to acquisitions	39.2	68.8	7.2	5.7	16.4
Cost containment expenses	17.6	31.1	15.3	43.6	27.4
Write-down of impaired assets	-	9.4	11.3	32.5	100.4
EBITDA[1]	861.6	693.3	647.5	372.1	457.0
Add:					
Interest income[2]	7.6	9.4	8.4	6.1	17.9
Less:					
Depreciation and amortization[3]	170.9	116.9	109.0	99.5	102.9
Interest expense[4]	176.6	153.5	192.7	189.1	167.8
Write-off of financing costs	-	-	18.1	29.3	-
Goodwill and other non-amortizable intangible asset impairments	19.8	-	-	-	1,159.4
Provision for income taxes[5]	186.3	193.1	135.8	27.0	56.9
Net income (loss) attributable to CBRE Group, Inc.	$ 315.6	$ 239.2	$ 200.3	$ 33.3	$ (1,012.1)
Revenue[6]	$ 6,519.8	$ 5,912.1	$ 5,119.2	$ 4,165.8	$ 5,130.1
Normalized EBITDA Margin	14.1%	13.6%	13.3%	10.9%	11.7%

Notes:

1. Includes EBITDA related to discontinued operations of $5.6 million for the year ended December 31, 2012, $14.1 million for the year ended December 31, 2011, $16.4 million for the year ended December 31, 2010, and $16.9 million for the year ended December 31, 2008.
2. Includes interest income related to discontinued operations of $0.1 million for the year ended December 31, 2008.
3. Includes depreciation and amortization related to discontinued operations of $1.3 million for the year ended December 31, 2012, $1.2 million for the year ended December 31, 2011, $0.6 million for the year ended December 31, 2010, and $0.1 million for the year ended December 31, 2008.
4. Includes interest expense related to discontinued operations of $1.6 million for the year ended December 31, 2012, $3.2 million for the year ended December 31, 2011, $1.6 million for the year ended December 31, 2010, and $0.6 million for the year ended December 31, 2008.
5. Includes provision for income taxes related to discontinued operations of $1.0 million for the year ended December 31, 2012, $4.0 million the year ended December 31, 2011, $5.4 million for the year ended December 31, 2010, and $6.0 million for the year ended December 31, 2008.
6. Includes revenue related to discontinued operations of $5.7 million for the year ended December 31, 2012, $6.7 million for the year ended December 31, 2011, $3.9 million for the year ended December 31, 2010, and $1.3 million for the year ended December 31, 2008.

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